January 19, 2012



SECURITIES  EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549


Attn. Document Control




RE	American
Depositary
Shares
evidenced by
the American
Depositary
Receipts of
Capita Group
 Form F-6
File
No
333-
1542
46



Ladies and Gentlemen

Pursuant to Rule 424b3
under the Securities Act of
1933, as amended, on
behalf of The Bank of New
York Mellon, as Depositary
for securities against which
American Depositary
Receipts ADRs are to be
issued, we attach a copy of
the new prospectus
Prospectus reflecting the
change in name from Capita
Group  to Capita plc and the
removal of Par Value.
As required by Rule 424e,
the upper right hand corner
of the Prospectus cover page
has a reference to Rule
424b3 and to the file
number of the registration
statement to which the
Prospectus relates.

Pursuant to Section III B of
the General Instructions to
the Form F-6 Registration
Statement, the Prospectus
consists of the ADR
certificate for Capita Group.
The Prospectus has been
revised to reflect the
removal of the Par Value
and to reflect the new name
as follows
Capita plc
Please contact me with any
questions or comments at
212 815-2221

Sandra Bruno
Senior Associate
The Bank of New York
Mellon - ADR Division


Encl.
CC Paul Dudek, Esq. Office
of International Corporate
Finance








Depositary Receipts
101 Barclay Street 22nd Floor West,
New York, NY 10286